UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:

William G. Farrar, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

General

American

Investors

2024

Annual

Report

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2024	2023
Net assets applicable to Common Stock - December 31	$1,355,988,837	$1,233,031,938
Net investment income	13,297,853	10,577,329
Net realized gain	107,238,902	63,572,043
Net increase (decrease) in unrealized appreciation	124,918,435	199,254,426
Distributions to Preferred Stockholders	(11,307,310)	(11,310,806)

Per Common Share - December 31
Net asset value	$57.78	$51.96
Market price	$51.01	$42.95
Discount from net asset value	(11.7)%	(17.3)%

Common Shares outstanding - Dec. 31	23,468,163	23,732,324
Market price range* (high-low)	$55.15-$41.95	$43.37-$35.97
Market volume - shares	7,149,099	5,820,859

*	Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 18, 2024	Dec. 27, 2024	$0.433815	$4.066185	$4.500000
Feb. 24, 2025	Mar. 7, 2025	—	0.250000	0.250000
Total from 2024 earnings		$0.433815	$4.316185	$4.750000

Nov. 13, 2023	Dec. 28, 2023	$0.642075	$2.007925	$2.650000
Total from 2023 earnings

Preferred Stock

Mar. 7, 2024	Mar. 25, 2024	$0.032733	$0.339142	$0.371875
Jun. 7, 2024	Jun. 24, 2024	0.032733	0.339142	0.371875
Sept. 9, 2024	Sept. 24, 2024	0.032733	0.339142	0.371875
Dec. 9, 2024	Dec. 24, 2024	0.032733	0.339142	0.371875
Total for 2024		$0.130932	$1.356568	$1.487500

Mar. 7, 2023	Mar. 24, 2023	$0.090103	$0.281772	$0.371875
Jun. 7, 2023	Jun. 26, 2023	0.090103	0.281772	0.371875
Sept. 7, 2023	Sept. 25, 2023	0.090103	0.281772	0.371875
Dec. 7, 2023	Dec. 26, 2023	0.090103	0.281772	0.371875
Total for 2023		$0.360412	$1.127088	$1.487500

General American Investors Company, Inc.

530 Fifth Avenue, 26th Floor, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

TO THE STOCKHOLDERS

General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 20.8% for the year ended December 31, 2024. The U.S. stock market was up 25.0% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 29.0% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2024, it was 11.7%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500
3	11.5%	9.7%	8.9%
5	13.3	12.8	14.5
10	11.4	11.4	13.1
20	9.4	9.1	10.3
30	11.8	11.5	10.9
40	12.3	12.5	11.8
50	14.1	13.9	12.4

U.S. equity markets performed remarkably well during 2024, with performance heavily skewed during the first eight months to ultra-large-cap technology company shares and later to financials as the Fed began to ease interest rate policy in late summer. Market participation broadened following the election as investors’ imaginations ran wild with visions of deregulation, tax reform, and smaller government expenditures positively impacting future U.S. economic growth.

Reflecting further, one may appreciate the role earnings and, more importantly, price-to-earnings multiples play in market valuations. With earnings growth, on a reported basis, up approximately 10% and revenue growth up 5.0%, the S&P 500’s performance of 24% was impressive. Still, it was mainly due to an expansion in the price-earnings multiple, which grew from 19.7 times forward earnings to 22+, mainly from the largest technology companies in the index.

As we enter 2025, the prior year’s role of multiple expansion in returns may experience some resistance, barring an easier Federal Reserve policy. Thus, it may require even more earnings growth to drive returns. As we experienced in 2024, contrary to previous easing cycles, long-term interest rates have moved significantly higher by nearly 100 basis points, diminishing the peak multiple on forward earnings from its mid-year high of almost 24 times.

Thematically, the market has shown strong responses to AI adoption, attendant infrastructure, and monetization efforts. However, the recent announcement of a significant decline in processing costs by a Chinese Quant Hedge Fund turned AI company, Deep Seek, led to corrections in the market for these companies’ share prices. Despite this, capital expenditure announcements by the most prominent U.S. cloud technology companies have continued unabated and are expected to exceed $300bn in 2025. This trend resembles prior periods of technology exuberance, such as the late 1990s with internet and fiber optic investments. It should serve as a caution for investors, as serious excess capacity during these eras led to severe economic consequences. Similarly, the S&P 500 trades for over 5 times book value, close to an all-time high, highlighting the rich valuation of the equity markets.

Meanwhile, U.S. economic growth remains robust, albeit slowing, as the bite from elevated interest rates affects small and mid-size firms more due to their heavy reliance on debt financing. Inflation remains stubbornly above the Federal Reserve’s goal of 2% and appears to have slowed the Fed’s intended lower interest rate path. Likewise, geopolitical tensions, uncertain European election results, and domestic rebalancing of priorities post-election may create economic and market turbulence as reality confronts imagination. If adopted entirely, many of the current administration’s plans appear inflationary, which could significantly impact the market. Though not tapped out, the U.S. consumer is experiencing some strain, especially at the lower income spectrum, as non-performing loans and defaults rise. U.S. multinationals may feel some margin pain and sales revenue degradation with a stronger dollar exchange rate, while firms with primarily domestic sales may not.

The role of tariffs and retaliatory tariffs on supply chains may also impact aggregate demand and inflation rates. The Fed appears to be delaying policy changes to avoid adding uncertainty, preferring to see the potential policy impacts on inflation and growth. Also, the employment picture has deteriorated somewhat over the past year, with U.S. manufacturing indexes remaining sluggish. Car sales, home sales, and big-ticket items have all disappointed relative to the overall economy’s performance. Marginal additional consumption seems highly dependent on declining interest rates. Growth equities appear fully valued without lower rates. On a positive note, as AI permeates the economy, we may see a more significant uptick in productivity (more revenue and earnings per unit of labor), providing a glide path to higher non-inflationary potential growth. Other possible improvements to economic prospects include reduced regulation, lower than-anticipated tax rates, and significant cuts in government spending. The equity markets may have adopted this perspective, perhaps already discounting some or all of it.

We remain vigilant to the market’s high overall valuation risks but are cognizant that there may be more to this environment than older economic models and ratios suggest. With reduced regulation and a less aggressive anti-trust stance by the government, select equities have real opportunities to outperform. We continue to pursue those investments in companies whose valuations don’t adequately reflect their sum of the parts or the benefits of active asset management through divestiture or competitive realignment. We remain sanguine about the long-term performance of equities.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

February 12, 2025

THE COMPANY

General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 35-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis). It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 33,438,788 shares have been repurchased.

“GAM Pr B”
Preferred
Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25 per share. To date, 398,447 shares have been repurchased.

THE COMPANY

General American Investors

Dividend
and
Distribution
Policy

The Company’s dividend and distribution policy is to pay to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2024 (except for the year 1974). (A table listing dividends and distributions paid during the 10-year period 2015-2024 is shown at the bottom of page 5.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting
Policies,
Procedures
and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2024 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Direct
Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Equiniti Trust Company, LLC at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy
Policy and
Practices

The Company does not directly or systematically collect non-public personal information about its stockholders with respect to their transactions or holdings in shares of the Company’s securities. The Company has only limited access to certain information concerning stockholders whose shares are registered in their names via the Transfer Agent. That information is gathered and maintained in the normal course of business by the Transfer Agent in the execution of its responsibilities. The Company does not have knowledge of, nor does it collect personal information about stockholders who hold the Company’s securities at financial institutions such as brokers or banks that are held in “street name” registration. The Company does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as required or permitted by law, such as is necessary to service stockholders. The Company restricts access to non-public personal information about its stockholders to those of its employees who need to know such information in order to provide service to stockholders. The Company maintains physical, electronic and procedural safeguards that comply with federal standards to guard stockholders’ non-public personal information.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

General American Investors

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 10 years ended December 31, 2024 is shown in the table and in the accompanying chart below. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 2015.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	General American Investors				Standard & Poor’s 500
	Stockholder Return		Net Asset Value Return		Return
Year	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return
2015	$9,466	-5.34%	$9,844	-1.56%	$10,141	1.41%
2016	10,184	7.59	10,797	9.68	11,356	11.98
2017	12,345	21.21	12,781	18.38	13,835	21.83
2018	11,126	-9.87	11,883	-7.03	13,229	-4.38
2019	15,748	41.54	16,050	35.07	17,395	31.49
2020	16,572	5.23	17,257	7.52	20,595	18.40
2021	21,238	28.16	22,243	28.89	26,508	28.71
2022	18,069	-14.92	19,104	-14.11	21,708	-18.11
2023	22,809	26.23	24,289	27.14	27,415	26.29
2024	29,421	28.99	29,336	20.78	34,274	25.02

10-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

CUMULATIVE VALUE OF INVESTMENT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) - continued

General American Investors

During the year ended December 31, 2024, the Company performed incrementally better than its benchmark, the Standard & Poor’s 500 Stock Index (S&P 500), on a market price per share basis while lagging the benchmark on a net asset value basis. This differential in performance in the two measures is a result of the narrowing of the discount at which the Company’s shares trade in the market place relative to its net asset value from 17.3% at December 31, 2023 to 11.7% at December 31, 2024. On a net asset value basis, the Company’s return was 20.8% including reinvestment of dividends and distributions. On a market price per share basis, the return to our common shareholders was 29.0% including reinvestment of dividends and distributions while the S&P 500 returned 25.0% including income.

The returns noted above were realized in an environment of declining inflation (though not to the Federal Reserve’s target level of 2%), initial expectations of dramatic interest rate reductions (fewer in reality than initially anticipated), perceived advances in artificial intelligence, and most importantly, a year skewed by the returns generated by the “Magnificent 7.” Highlighting the impact of the “Mag 7” on the S&P 500 Index return of 25.0 is the return of the equal weighted S&P 500 Index (ticker: RSP) of 13.0%. Nevertheless, with this backdrop, the S&P 500 steadily advanced during the course of 2024 with a handful of moderate declines which were quickly overcome with investors “buying the dips.”

As of December 31, 2024, the S&P 500 Index was comprised of 503 constituent companies having a median market capitalization of $37 billion with a similar 503 constituent companies having a median market capitalization of $34 billion as of December 21, 2023 per S&P Dow Jones Indices. Increases in earnings and significant increases in Price/Earnings ratios were the principal driver of both returns and median market capitalization during 2024. Trailing 12 month Price/Earnings ratios for the S&P 500 Index expanded from 23.3 at December 31, 2023 to 28.8 at December 31, 2024, an almost 24% increase, which accounts for a significant portion of the return of the S&P 500 Index.

The Company holds shares in 59 portfolio companies in addition to a money market fund and U.S. Treasury Bill for liquidity. The median market capitalization of these portfolio companies is approximately $24 billion. As a result, any overlap in portfolio positions between the Company and the benchmark is limited. Furthermore, the Company’s actual percentage ownership in a given portfolio position or the period of ownership of a given portfolio position by the Company can and will likely vary relative to the benchmark. Lastly, there are several operational differences between the Company and the S&P 500 including the fact that the Company incurs expenses (1.11% of common net assets) to conduct its activities, maintains a level of liquidity to take advantage of market opportunities (approximately 5.7% of common net assets at December 31, 2024), and is modestly leveraged (approximately 14.0% relative to common net assets also at December 31, 2024). The S&P 500 does not incur expenses, maintain liquidity (fully invested at all times), and it is not levered. Hence, a discussion comparing differences in return between the Company and the S&P 500 should be conducted at a relatively high level.

The S&P 500 Index is comprised of eleven industry sector classifications as follows: Information Technology, Health Care, Consumer Discretionary, Financials, Communication Services, Industrials, Consumer Staples, Real Estate, Energy, Materials, and Utilities. Within these sectors, various companies are categorized. As a practical matter, the Company does not invest in all of these sectors (no allocation to Real Estate and rarely/modestly to Utilities) all of the time or at the same level as the S&P 500 asset allocation. Hence, performance differences naturally occur due to these investment and allocation decisions.

During 2024, relative to the benchmark S&P 500 Index, the Company underperformed in the Information Technology sector such that underperformance in this sector entirely accounted for the underperformance of the Company relative to the S&P 500 Index. Said differently, the performance differentials in the other ten sectors and the various operating elements of the Company enumerated above, netted out to approximately a one-quarter of a percentage point in positive performance differential. Approximately 85% of the underperformance in the Information Technology sector is a result of either not having a position or not having a position at the market weighting in NVIDIA. The remainder of the underperformance in the Information Technology sector is due to an under-allocation of assets to the sector for risk management reason.

With respect to the other ten industry sector classifications, the Company underperformed in Consumer Staples (a little over a 1 percentage point differential largely due to a holding in Nestle), Financials (approximately a one-half percentage point differential largely due to holdings in certain re-insurers), Communication Services (less than one-half a percentage point differential), Energy (less than one-half a percentage point differential), and Health Care (less than one-half a percentage point differential). The Company performed better than the S&P 500 Index in Industrials (almost a 2 percentage point differential largely due to a holding in GE Vernova), Real Estate (less than one-half a percentage point differential due to no allocation of assets to this sector), Materials (less than one-half a percentage point differential), Consumer Discretionary (less than one-half a percentage point differential), and Utilities (less than one-half a percentage point differential). It should also be noted that certain hedging and options-related strategies detracted from Company performance by approximately 20 basis points.

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (2015-2024)

The table below shows dividends and distributions on the Company’s Common Stock for the prior 10-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

Earnings Source			Earnings Source
Year	Income	Long Term Capital Gains	Year	Income	Long Term Capital Gains
2015	$0.392	$0.858	2020	$0.147	$2.603
2016	0.283	2.997	2021	0.463	3.087
2017	0.578	3.012	2022	0.142	0.858
2018	0.294	1.956	2023	0.642	2.008
2019	0.388	2.062	2024	0.434	4.066

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2024 is as follows.

Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$32,049	$119,959	8.8%
Software & Services	33,980	127,488	9.4
Technology, Hardware & Equipment	4,002	87,318	6.4
	70,031	334,765	24.6
Financials
Banks	3,338	38,185	2.8
Financial Services	2,969	100,900	7.4
Insurance	20,760	125,748	9.3
	27,067	264,833	19.5
Industrials
Capital Goods	50,738	82,727	6.1
Commercial & Professional Services	5,468	79,592	5.9
Transportation	7,766	6,972	0.5
	63,972	169,291	12.5
Consumer Discretionary
Consumer Services	19,509	32,264	2.4
Distribution And Retail	12,034	126,182	9.3
	31,543	158,446	11.7
Health Care
Equipment & Services	24,707	31,296	2.3
Pharmaceuticals, Biotechnology & Life Sciences	72,749	105,955	7.8
	97,456	137,251	10.1
Communication Services
Media & Entertainment	22,113	93,875	6.9
Telecommunication Services	15,800	20,643	1.5
	37,913	114,518	8.4
Consumer Staples
Distribution And Retail	1,163	35,276	2.6
Food, Beverage & Tobacco	18,526	51,145	3.8
Household & Personal Products	12,930	25,380	1.9
	32,619	111,801	8.3

Energy	36,493	74,154	5.5
Materials	41,597	58,767	4.3
Utilities	14,066	15,619	1.2
Miscellaneous**	17,891	14,934	1.1
	470,648	1,454,379	107.2
Short-Term Securities	77,103	77,114	5.7
Total Investments	$547,751	1,531,493	112.9
Other Assets In Excess of Liabilities		14,535	1.1
Preferred Stock		(190,039)	(14.0)
Net Assets Applicable to Common Stock		$1,355,989	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

(see notes to financial statements)

Ten largest investment holdings (UNAUDITED)

General American Investors

Listed below are the ten largest portfolio holdings of the Company, including a brief narrative, as of December 31, 2024.

	Shares	Value	% Common Net Assets
Republic Services, Inc. Republic Services is a provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate free cash flow.	395,625	$79,591,837	5.9%
Apple Inc. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. The company’s growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.	316,000	79,132,720	5.8
Alphabet Inc. - Class C Alphabet is a leading global technology firm that is extending its internet search capability and AI innovation to social media, enterprise IT, and mobile electronic devices. Alphabet has significant optionality.	409,923	78,065,736	5.8
Microsoft Corporation Microsoft is a global provider of software, services, and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	180,000	75,870,000	5.6
Berkshire Hathaway Inc. - Class A Berkshire Hathaway is a holding company owning many subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments.	110	74,901,200	5.5
The Tjx Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	525,092	63,436,364	4.7
Amazon.com, Inc. Amazon serves consumers through online and physical stores. Amazon offers programs that enable sellers to grow their businesses, sell their products, and fulfill orders using services, and programs to publish and sell content. Amazon serves developers and enterprises through AWS, which offers technology services. Amazon also manufactures and sells electronic devices and provides advertising services to sellers, vendors, publishers, authors, and others.	286,000	62,745,540	4.6
Arch Capital Group Ltd. Arch Capital has a high quality balance sheet. Management exercises prudent underwriting discipline, insurance cycle management, expense control, and share buybacks.	600,000	55,410,000	4.1
Everest Group, Ltd. Everest is one of the largest independent U.S. property and casualty reinsurers and has a high quality investment portfolio. This Bermuda domiciled company has a strong management team that exercises prudent underwriting discipline and efficient expense control.	144,286	52,297,903	3.9
Broadcom Inc. Broadcom is focused on technology leadership and category-leading semiconductor and infrastructure software solutions. They seek to achieve this through strategic acquisitions of businesses and technologies, as well as extensive internal research and development, to ensure their products retain technology market leadership.	190,000	44,049,600	3.2
		$665,500,900	49.1%

statement of investments december 31, 2024

General American Investors

	Shares	Common Stocks		Value (Note 1a)
Communication Services (8.4%)	Media and Entertainment (6.9%)
	409,923	Alphabet Inc. - Class C		$78,065,736
	27,000	Meta Platforms, Inc. - Class A		15,808,770
			(Cost $22,113,511)	93,874,506
	Telecommunication Services (1.5%)
	906,602	AT&T Inc.		20,643,328
	274,199	GCI Liberty, Inc. Escrow (a)		—
			(Cost $15,799,818)	20,643,328
			(Cost $37,913,329)	114,517,834

Consumer Discretionary (11.7%)	Consumer Services (2.4%)
	173,157	Expedia Group, Inc. (a)	(Cost $19,509,499)	32,264,344

	Distribution and Retail (9.3%)
	286,000	Amazon.com, Inc. (a)		62,745,540
	525,092	The TJX Companies, Inc.		63,436,364
			(Cost $12,034,026)	126,181,904
			(Cost $31,543,525)	158,446,248

Consumer Staples (8.3%)	Distribution and Retail (2.6%)
	38,500	Costco Wholesale Corporation	(Cost $1,163,424)	35,276,395

	Food, Beverage and Tobacco (3.8%)
	325,000	Nestlé S.A. (Switzerland)		26,815,051
	160,000	PepsiCo, Inc.		24,329,600
			(Cost $18,526,343)	51,144,651
	Household and Personal Products (1.9%)
	446,461	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,929,503)	25,380,162
			(Cost $32,619,270)	111,801,208

Energy (5.5%)	504,230	Cameco Corporation (Canada)		25,912,380
	86,391	Chevron Corporation		12,512,872
	1,020,030	Energy Transfer LP		19,982,388
	146,100	Exxon Mobil Corporation		15,715,977
			(Cost $36,273,201)	74,123,617

Financials	Banks (2.8%)
(19.5%)	80,000	JPMorgan Chase & Co.		19,176,800
	101,100	M&T Bank Corporation		19,007,811
			(Cost $3,337,829)	38,184,611
	Financial Services (7.4%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		74,901,200
	243,415	Nelnet, Inc. - Class A		25,999,156
			(Cost $2,968,650)	100,900,356
	Insurance (9.3%)
	600,000	Arch Capital Group Ltd. (a) (Bermuda)		55,410,000
	144,286	Everest Group, Ltd. (Bermuda)		52,297,903
	220,327	MetLife, Inc.		18,040,375
			(Cost $20,760,504)	125,748,278
			(Cost $27,066,983)	264,833,245

statement of investments december 31, 2024 - continued

General American Investors

	Shares	Common Stocks (continued)		Value (Note 1a)
Health Care (10.1%)	Equipment and Services (2.3%)
	15,000	The Cigna Group		$4,142,100
	207,350	Solventum Corporation (a)		13,697,541
	106,601	Tenet Healthcare Corporation (a)		13,456,244
			(Cost $24,706,929)	31,295,885

	Pharmaceuticals, Biotechnology and Life Sciences (7.8%)
	35,000	Amgen Inc.		9,122,400
	55,010	Danaher Corporation		12,627,546
	119,900	Gilead Sciences, Inc.		11,075,163
	261,780	Intra-Cellular Therapies, Inc. (a)		21,863,866
	204,326	Merck & Co., Inc.		20,326,351
	515,808	Pfizer Inc.		13,684,386
	14,876	Regeneron Pharmaceuticals, Inc. (a)		10,596,621
	539,738	SIGA Technologies, Inc.		3,243,825
	827,180	Valneva SE (a) (France)		1,852,475
	354,361	Valneva SE ADR (a) (France)		1,562,732
			(Cost $72,748,591)	105,955,365
			(Cost $97,455,520)	137,251,250

Industrials (12.5%)	Capital Goods (6.1%)
	874,008	BAE Systems plc (United Kingdom)		12,566,547
	110,000	GE Vernova Inc.		36,182,300
	70,785	L3Harris Technologies, Inc.		14,884,670
	165,000	RTX Corporation		19,093,800
			(Cost $50,737,751)	82,727,317

	Commercial and Professional Services (5.9%)
	395,625	Republic Services, Inc.	(Cost $5,467,965)	79,591,837

	Transportation (0.5%)
	115,583	Uber Technologies, Inc. (a)	(Cost $7,766,073)	6,971,967
			(Cost $63,971,789)	169,291,121

Information Technology (24.6%)	Semiconductors and Semiconductor Equipment (8.8%)
	61,652	Applied Materials, Inc.		10,026,465
	62,000	ASML Holding N.V. (Netherlands)		42,970,960
	190,000	Broadcom Inc.		44,049,600
	1,095,168	indie Semiconductor, Inc. - Class A (a)		4,435,430
	60,000	NVIDIA Corporation		8,057,400
	65,009	Universal Display Corporation		9,504,316
			(Cost $30,902,942)	119,044,171
	Software and Services (9.4%)
	32,500	Adobe Inc. (a)		14,452,100
	180,000	Microsoft Corporation		75,870,000
	855,000	NextNav Inc. (a)		13,303,800
	41,381	Tyler Technologies, Inc. (a)		23,861,940
			(Cost $33,980,026)	127,487,840
	Technology, Hardware and Equipment (6.4%)
	316,000	Apple Inc.		79,132,720
	138,260	Cisco Systems, Inc.		8,184,992
			(Cost $4,002,006)	87,317,712
			(Cost $68,884,974)	333,849,723

statement of investments december 31, 2024 - continued

General American Investors

	Shares	Common Stocks (continued)		Value (Note 1a)
Materials (4.3%)	415,000	Agnico Eagle Mines Limited (Canada)		$32,457,150
	672,438	Alamos Gold Inc. - Class A (Canada)		12,399,757
	816,056	Algoma Steel Group Inc. (Canada)		7,981,028
	243,593	Cleveland-Cliffs Inc. (a)		2,289,774
	957,591	Ferroglobe PLC (United Kingdom)		3,638,846
			(Cost $41,596,508)	58,766,555

Utilities (1.2%)	290,000	Dominion Energy, Inc.	(Cost $14,065,950)	15,619,400

Miscellaneous (1.1%)	3,149,089	Other (c)	(Cost $17,891,188)	14,934,037

		TOTAL COMMON STOCKS (107.2%)	(Cost $469,282,237)	1,453,434,238

		Purchased Options (a)
Calls	Contracts (100 Shares Each)	Company/Expiration Date/Exercise Price/Notional
Semiconductors and Semiconductor Equipment	1,500	NVIDIA Corporation/February 21, 2025/ $142/$21,300,000	(Cost $1,146,069)	915,000

Puts
Energy	10,000	Energy Transfer LP/January 18, 2025/ $18/$18,000,000	(Cost $220,267)	30,000

		TOTAL PURCHASED OPTIONS (0.0%)	(Cost $1,366,336)	945,000

	Principal	Short-Term Securities
		U.S. Treasury Bills
$25,000,000		Due February 20, 2025, 4.708% (d)		24,836,545
25,000,000		Due April 10, 2025, 4.305% (d)		24,715,528
			(Cost $49,540,576)	49,552,073

	Shares
	27,562,014	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.37% (e)	(Cost $27,562,014)	27,562,014

		TOTAL SHORT-TERM SECURITIES (5.7%)	(Cost $77,102,590)	77,114,087

TOTAL INVESTMENTS (f) (112.9%)			(Cost $547,751,163)	1,531,493,325
Other assets in excess of liabilities (1.1%)				14,534,337
				1,546,027,662
PREFERRED STOCK (-14.0%)				(190,038,825)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,355,988,837

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At December 31, 2024, the cost of investments and derivatives for Federal income tax purposes was $543,951,035; aggregate gross unrealized appreciation was $1,004,069,433; aggregate gross unrealized depreciation was $16,527,143; and net unrealized appreciation was $987,542,290.

(see notes to financial statements)

Statement of Assets and liabilities

General American Investors

Assets	December 31, 2024
Investments, at Value (Note 1a)
Common stocks (cost $469,282,237)	$1,453,434,238
Purchased options (cost $1,366,336; note 4)	945,000
U.S. Treasury bills (cost $49,540,576)	49,552,073
Money market fund (cost $27,562,014)	27,562,014
Total investments (cost $547,751,163)	1,531,493,325

Other Assets
Cash	69,600
Receivable for securities sold	10,087,921
Dividends, interest and other receivables	1,602,770
Present value of future office lease payments (note 8)	2,400,780
Qualified pension plan asset, net excess funded (note 7)	13,413,894
Prepaid expenses, fixed assets, and other assets	5,549,343
Total Assets	1,564,617,633

Liabilities
Accrued compensation payable to officers and employees	4,795,000
Payable for securities purchased	184,408
Accrued preferred stock dividend not yet declared	185,367
Present value of future office lease payments (note 8)	2,400,780
Accrued supplemental pension plan liability (note 7)	4,852,420
Accrued supplemental thrift plan liability (note 7)	5,314,913
Accrued expenses and other liabilities	857,083
Total Liabilities	18,589,971

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,601,553 shares at a liquidation value of $25 per share (note 5)	190,038,825

NET ASSETS APPLICABLE TO COMMON STOCK - 23,468,163 shares (note 5)	$1,355,988,837

NET ASSET VALUE PER COMMON SHARE	$57.78

Net Assets Applicable to Common Stock
Common Stock, 23,468,163 shares at $1 par value per share (note 5)	$23,468,163
Additional paid-in capital (note 5)	334,880,072
Unallocated distributions on Preferred Stock	(185,367)
Total distributable earnings (note 5)	993,045,275
Accumulated other comprehensive income (note 7)	4,780,694
NET ASSETS APPLICABLE TO COMMON STOCK	$1,355,988,837

(see notes to financial statements)

Statement of operations

General American Investors

Income	Year Ended December 31, 2024
Dividends (net of foreign withholding taxes of $415,264)	$21,758,950
Interest	6,641,963
Total Income	28,400,913

Expenses
Investment research	8,885,517
Administration and operations	3,745,375
Office space and general	876,962
Directors' fees and expenses	429,339
Transfer agent, custodian, and registrar fees and expenses	373,890
Auditing and legal fees	323,442
State and local taxes	204,500
Depreciation and amortization	157,036
Stockholders' meeting and reports	106,999
Total Expenses	15,103,060
Net Investment Income	13,297,853

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	109,531,993
Purchased options	(2,606,231)
Written options	321,221
Foreign currency transactions	(8,081)
107,238,902
Net increase (decrease) in unrealized appreciation:
Common stocks	125,366,233
Purchased options	(392,324)
Written options	(2,263)
Short-term securities and other	(53,211)
124,918,435
Net Gains and Appreciation on Investments	232,157,337
Net Investment Income, Gains, and Appreciation on Investments	245,455,190
Distributions to Preferred Stockholders	(11,307,310)
Increase in Net Assets Resulting from Operations	$234,147,880

(see notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS

General American Investors

	Year Ended December 31,
Operations	2024	2023
Net investment income	$13,297,853	$10,577,329
Net realized gain on investments	107,238,902	63,572,043
Net increase in unrealized appreciation	124,918,435	199,254,426
	245,455,190	273,403,798
Distributions to Preferred Stockholders	(11,307,310)	(11,310,806)
Increase in Net Assets Resulting from Operations	234,147,880	262,092,992

Other Comprehensive Income - Funded Status ff Defined Benefit Plans (Note 7)	3,253,363	1,132,335
Distributions to Common Stockholders	(103,286,898)	(61,945,377)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	36,883,540	22,472,914
Cost of Common Shares purchased	(48,040,986)	(31,882,976)
Benefit to common shareholders resulting from preferred shares purchased	—	2,405
Decrease in Net Assets - Capital Share Transactions	(11,157,446)	(9,407,657)
Net Increase in Net Assets	122,956,899	191,872,293

Net Assets Applicable to Common Stock
Beginning of Year	1,233,031,938	1,041,159,645
End of Year	$1,355,988,837	$1,233,031,938

(see notes to financial statements)

FINANCIAL HIGHLIGHTS

General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 2024. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2024	2023	2022	2021	2020
Per Share Operating Performance
Net asset value, beginning of year	$51.96	$43.42	$52.59	$44.00	$43.70
Net investment income	0.57	0.44	0.22	0.02	0.13
Net gain (loss) on common stocks, options and other realized and unrealized	10.10	11.18	(7.38)	12.14	3.10
Other comprehensive income (loss)	0.14	0.05	(0.04)	0.20	0.03
	10.81	11.67	(7.20)	12.36	3.26
Distributions on Preferred Stock:
Dividends from net investment income	(0.04)	(0.12)	(0.07)	(0.06)	(0.03)
Distributions from net capital gains	(0.45)	(0.36)	(0.40)	(0.41)	(0.43)
	(0.49)	(0.48)	(0.47)	(0.47)	(0.46)
Total from investment operations	10.32	11.19	(7.67)	11.89	2.80
Distributions on Common Stock:
Dividends from net investment income	(0.43)	(0.64)	(0.14)	(0.46)	(0.15)
Distributions from net capital gains	(4.07)	(2.01)	(1.36)	(2.84)	(2.35)
	(4.50)	(2.65)	(1.50)	(3.30)	(2.50)
Net asset value, end of year	$57.78	$51.96	$43.42	$52.59	$44.00
Per share market value, end of year	$51.01	$42.95	$36.15	$44.20	$37.19

Total Investment Return
Stockholder return, based on market price per share	28.99%	26.23%	(14.92)%	28.16%	5.23%
Ratios and Supplemental Data
Net assets applicable to Common Stock end of year (000’s omitted)	$1,355,989	$1,233,032	$1,041,160	$1,282,789	$1,087,971
Ratio of expenses to average net assets applicable to Common Stock	1.11%	1.35%	1.13%	1.24%	1.22%
Ratio of net income to average net assets applicable to Common Stock	0.98%	0.92%	0.50%	0.05%	0.32%
Portfolio turnover rate	20.10%	15.09%	16.53%	24.74%	19.33%

Preferred Stock
Liquidation value, end of year (000’s omitted)	$190,039	$190,039	$190,117	$190,117	$190,117
Asset coverage	814%	749%	648%	775%	672%
Asset coverage per share	$203.38	$187.21	$161.91	$193.68	$168.07
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.24	$24.98	$25.50	$26.86	$27.50

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

During 2024, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280), Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement footnote disclosures only. Topic 280 defines an operating segment as a component of a public entity that engages in business activities which recognize revenues and incur expenses, have discrete financial information and operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM), and such financial information is evaluated to make decisions about resources to be allocated to the segment and to judge its performance. The President and Chief Executive officer of the Company is the CODM. The Company operates, reports, and represents itself to be a single operating segment. The CODM monitors the operating results of the Company in its entirety. Portfolio asset selection and allocation is determined in accordance with the terms of the Company’s prospectus and its operating policies and procedures. The Company’s portfolio composition, changes in net assets, total investment return, and expense ratio are regularly considered by the CODM to assess and manage the Company’s performance versus its benchmark, the S&P 500, and to make resource allocation decisions for the Company, as a single segment, consistent with that presented within the Company’s financial statements. All segment assets are reported in the Statement of Assets and Liabilities as “Net Assets Applicable to Common Stock” and all segment expenses are reported in the Statement of Operations as “Total Expenses.”

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c.Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the year ended December 31, 2024. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2024.

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,453,434,238	—	—	$1,453,434,238
Purchased options	945,000	—	—	945,000
U.S. Treasury bills	—	$49,552,073	—	49,552,073
Money market fund	27,562,014	—	—	27,562,014
Total	$1,481,941,252	$49,552,073	—	$1,531,493,325

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2024 amounted to $287,946,966 and $359,423,828, on long transactions, respectively.

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

4. OPTIONS

In order to enhance financial statement disclosure for derivative instruments, the following table is intended to enable investors to understand: a) how and why the Company uses purchased and written options on equity securities, b) how purchased and written options on equity securities are accounted for, and c) how purchased and written options on equity securities affect the Company’s financial position and results of operations. As of December 31, 2024, the Company has not offset any of the positions and the positions are presented gross on the Statement of Assets and Liabilities.

The following table presents options contracts by location and as presented on the Statement of Assets and Liabilities as of December 31, 2024:

	Asset Options		Liability Options
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Purchased options	$945,000	Outstanding options written, at value	$—

The following table presents the effect of options activity on the Statement of Operations for the year ended December 31, 2024:

Underlying Risk	Statement of Operations	Realized Gain (Loss) on Options	Change in Unrealized Appreciation (Depreciation) on Options
Equity	Purchased options	$(2,606,231)	$(392,324)
Equity	Written options	321,221	(2,263)
		$(2,285,010)	$(394,587)

Average monthly options activity during the year ended December 31, 2024 was:

	Purchased Options Contracts	Written Options Contracts
Numbers of Contracts	2,300	478

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,468,163 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,601,553 were outstanding on December 31, 2024.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

Cumulatively, the Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 398,447 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years of dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders,

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2024 and 2023 were as follows:

	Shares		Amount
	2024	2023	2024	2023
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	705,770	529,522	$705,770	$529,522
Increase in paid-in capital	—	—	36,177,770	21,943,392
Total increase	705,770	529,522	36,883,540	22,472,914

Par value of Shares purchased (at an average discount from net asset value of 16.0% and 17.4%, respectively)	(969,931)	(776,220)	(969,931)	(776,220)
Decrease in paid-in capital	—	—	(47,071,055)	(31,106,756)
Total decrease	(969,931)	(776,220)	(48,040,986)	(31,882,976)
Net decrease	(264,161)	(246,698)	$(11,157,446)	$(9,410,062)

At December 31, 2024, the Company held in its treasury 8,512,709 shares of Common Stock with an aggregate cost of $322,569,425.

The tax basis distributions during the year ended December 31, 2024 are as follows: ordinary distributions of $10,747,848 and net capital gains distributions of $103,846,360. As of December 31, 2024, distributable earnings on a tax basis totaled $997,172,519 consisting of $8,362,123 from undistributed net capital gains, $1,267,699 from ordinary income and $987,542,697 from net unrealized appreciation on investments. A reclassification arising from a permanent “book/tax” difference reflects non-tax deductible expenses during the year ended December 31, 2024. As a result, additional paid-in capital was decreased by $2,145,174 and total distributable earnings were increased by $2,145,174. Net assets were not affected by this reclassification. As of December 31, 2024, the Company had wash sale loss deferrals of $355,287 and straddle loss deferrals of $2,888,178.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2024 to the officers of the Company amounted to $7,841,667 of which $4,695,000 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2024 was $2,083,547. The qualified thrift plan acquired 13,200 shares in the open market, received 31,412 shares in dividend reinvestment, and distributed to retired employees 313,104 shares of the Company’s Common Stock during the year ended December 31, 2024. It held 393,557 shares of the Company’s Common Stock at December 31, 2024.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded), an unregistered partnership, and U.S. Treasury bills. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price. U.S. Treasury bills are valued using broker bid prices if over 60 days till maturity and at amortized cost if maturing within 60 days or less.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

5. Capital Stock and Dividend Distributions - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	December 31, 2024 (Measurement Date)
	Qualified Plan	Supplemental Plan	Total
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$18,499,303	$5,069,337	$23,568,640
Service Cost	303,366	75,439	378,805
Interest cost	925,325	252,053	1,177,378
Benefits paid	(1,146,173)	(308,251)	(1,454,424)
Actuarial (gain)/loss	(813,781)	(236,158)	(1,049,939)
Projected benefit obligation at end of year	17,768,040	4,852,420	22,620,460
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	28,075,570	—	28,075,570
Actual return on plan assets	4,252,537	—	4,252,537
Employer contributions	—	308,251	308,251
Benefits paid	(1,146,173)	(308,251)	(1,454,424)
Fair value of plan assets at end of year	31,181,934	—	31,181,934
FUNDED STATUS AT END OF YEAR	13,413,894	(4,852,420)	8,561,474
Accumulated benefit obligation at end of year	$17,324,261	$4,845,599	$22,169,860

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:
Discount rate: 5.56%
Salary scale assumption: 2.50%
Mortality: Pri-2012 Mortality Table / MP-2021 Projection Scale with white collar adjustment

	Before	Adjustments	After
CHANGE IN FUNDED STATUS:
Noncurrent benefit asset - qualified plan	$9,576,267	$3,837,627	$13,413,894

LIABILITIES:
Current benefit liability - supplemental plan	$(305,360)	$(24,340)	$(329,700)
Noncurrent benefit liability - supplemental plan	(4,763,977)	241,257	(4,522,720)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$(1,527,331)	$(3,253,363)	$(4,780,694)
ACCUMULATED OTHER COMPREHENSIVE INCOME	$(1,527,331)	$(3,253,363)	$(4,780,694)

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:
Discount rate: 5.03%
Expected return on plan assets*: 7.50% for Qualified Plan; N/A for Supplemental Plan
Salary scale assumption: 2.50%
Mortality: Pri-2012 Mortality Table/MP-2021 Projection Scale with white collar adjustment

*Determined based upon a discount to the long-term average historical performance of the plan.

	Qualified Plan	Supplemental Plan	Total
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$303,366	$75,439	$378,805
Interest cost	925,325	252,053	1,177,378
Expected return on plan assets	(2,049,113)	—	(2,049,113)
Net periodic benefit cost	$(820,422)	$327,492	$(492,930)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

The Company’s qualified pension plan owns assets as of December 31, 2024 comprised of $21,619,171 of equity securities and $4,870,196 of money market fund assets classified as Level 1, and $4,692,567 of limited partnership interest which are not classified by level.

	Qualified Plan	Supplemental Plan	Total
EXPECTED CASH FLOWS:
Expected Company contributions for 2025	$—	$329,700	$329,700
Expected benefit payments:
2025	$1,217,130	$329,700	$1,546,830
2026	1,262,648	337,605	1,600,253
2027	1,283,605	365,658	1,649,263
2028	1,305,702	395,689	1,701,391
2029	1,320,392	398,846	1,719,238
2030-2034	6,783,872	1,949,364	8,733,236

8. OPERATING LEASE COMMITMENT

The FASB issued ASU 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2024. The Company has the option to extend the lease for an additional five years at market rates. As of December 31, 2024, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2025	$663,000
2026	663,000
2027	663,000
2028	553,000
Total Remaining Lease Payments	2,542,000
Effect of Present Value Discounting	(141,220)
Present Value of Future Office Lease Payments	$2,400,780

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General American Investors

to the board of directors

and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1949.
New York, NY
February 13, 2025

Investment Objectives and Policies (Unaudited)

General American Investors

General American Investors Company, Inc. (the “Company”) was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company and is an internally managed independent organization. The principal investment objective of the Company is long-term capital appreciation. Lesser emphasis is placed upon current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by management to have better-than-average growth potential. Fundamental policies are as follows:

•The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940.

•The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

•The Company may not underwrite securities in excess of 20% of its gross assets.

•The Company’s holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company’s gross assets. (The Company’s non-fundamental operating policy, however, is not to invest 25% or more of its assets in any one particular industry based upon the Global Industry Classification Standard.)

•The Company does not purchase or sell real estate.

•The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

•The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

•The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

Other than as set forth above and subject to the requirements of the Investment Company Act of 1940, and associated rules and regulations, relating to diversified investment companies, the Company’s investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type.

Principal Risk Factors of Investing in the Company (Unaudited)

General American Investors

As a general matter, risk is inherent in all investing activities. It can range from the inability to achieve one’s investment objectives, to performance that falls short of other investment options, to the loss of some or all invested capital. The Company invests principally in common stocks. On a relative basis, common stocks are generally subject to greater risks than many other asset classes. An equity-oriented portfolio held within an exchange traded closed-end investment company structure, such as the Company, has two layers of equity risk (the investment portfolio and the holding structure), which can amplify the level of risk suggested above. As of December 31, 2024, the Company was also approximately 12.1% leveraged as measured based upon the outstanding liquidation preference (or value) of its fixed rate 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”) relative to the gross assets of the Company. This leverage can further magnify the Company’s risk profile. The following are among the more significant risks of investing in the Company and it should also be understood that the risk categories described in the following narrative can have overlapping effects and/or exacerbate the risks described in other categories.

Equity and Market Oriented Risks

Stock market risk is the risk that stock prices can or will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices that can extend over long periods of time. Stock market disruptions can also adversely affect local, national and global markets and their orderly operation. Any such disruptions could have an adverse impact on the value of the Company’s investments, the Company’s common stock and the Company’s performance.

Investment style risk is the risk that the Company’s return, due to management’s investment decisions, will trail returns from the overall stock market or the Company’s benchmark, the S&P 500 stock index.

Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Equity and other investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve growth rates as high as successful smaller companies, especially during extended periods of economic expansion.

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community, and have more volatile share prices. These companies often lack management depth and have narrower market penetration, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

The Company invests in both domestic equity securities with significant foreign subsidiaries, operations, and/or revenues and in foreign domiciled equity securities to the extent necessary to carry out its investment objectives. The value in U.S. dollars of the Company’s non-dollar-denominated foreign securities or domestic securities with significant foreign subsidiaries, operations and/or revenues may be affected favorably or unfavorably by changes in foreign currency exchange rates or exchange control regulations, and the Company may incur costs in connection with conversions between various currencies.

Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. entities. Because foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of foreign issuers can be more volatile and potentially less liquid than securities of comparable U.S. issuers, and foreign investments may be affected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. The risk that securities traded on foreign exchanges and foreign domiciled equity securities traded on U.S. exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also potentially greater. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country or imposed on a foreign country or issuer by the United States, could impair the Company’s ability to buy, sell, hold, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

The Company invests in certain derivatives on equity securities to carry out its investment objectives. A derivative is a financial instrument that has a value based on or “derived from” the values of other assets, indexes or reference points. Derivatives the Company typically invests in include options on equity securities, caps, floors, and collars. Some derivatives, such as equity options, are traded on U.S. securities exchanges, while other derivatives may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse or through an execution facility. Derivatives may be used for a variety of purposes, including but not limited to hedging, managing risk,

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

seeking to stay more fully invested, seeking to reduce transaction or tax costs, seeking to simulate an investment in an equity security or other investments, and seeking to add value by using derivatives to establish portfolio positions when derivatives are favorably priced relative to equity securities or other investments. Derivatives may be used for speculative purposes and at other times their use may not constitute speculation. There is no assurance that any derivatives strategy used by the Company will succeed and the Company may incur losses through its use of derivatives.

Increasingly, climate risks (i.e., usage of fossil fuels, discharge of hydrocarbons, impact of global warming, etc.) are becoming a greater influence upon financial market valuations, liquidity and investment returns.

General Market, Market Discount and Trading Risks

In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of equity investors to the risks associated with rising interest rates, which occurred during 2022 and 2023. In 2024, short-term interest rates generally declined while intermediate and longer-term interest rates fluctuated within an approximately 1% range or so of variation. The prices of common stock may fluctuate more than the prices of other asset classes as and if interest rates change.

Inflation risk is the risk that the value of assets or income from the Company’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Company’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the financial stability of issuers and may put securities issuers at risk which may result in a decline in the value of the Company’s portfolio.

Liquidity risk is the risk that the Company may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Company’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker or restrictions that limit or prevent the Company from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Company may have to sell an investment at a substantially lower price than the price at which the Company last valued the investment for purposes of calculating its net asset value (“NAV”) or it may not be able to sell the investments at all, each of which would have a negative effect on the Company’s performance and may cause the Company to hold an investment longer than management would otherwise desire.

In response to market conditions, the Company may temporarily depart from its normal investment objectives and policies when management believes that doing so is in the Company’s best interest.

Although the Company generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. This may cause the Company’s turnover rate and transaction costs to rise, which may lower the Company’s performance and may increase the likelihood of capital gains distributions.

The market price of the Company’s shares will most likely differ from its NAV. There may also be times when the market price and the NAV differ significantly, with a discount to NAV being more typical historically (the Company’s shares rarely, if ever, trade at a premium to NAV). Thus, you will likely pay less (a discount) than the current NAV when you buy the Company’s shares on the secondary market, and you will likely receive less than NAV when you sell those shares. These discounts (in rare instances, premiums) are likely to be greatest during times of market disruption or extreme market volatility.

The Company’s shares are listed for trading on the New York Stock Exchange (NYSE) and are bought and sold on this secondary market at market prices. Although the Company’s shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.

Trading of the Company’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Company’s shares may also be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Unlike shares of an open-end mutual fund, the Company’s shares are not individually redeemable.

The Company’s shares are intended for long-term investors and should not be treated as a trading vehicle.

An investment in the Company is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk and Effects Thereof

The use of leverage magnifies the losses or gains that would otherwise be generated by the Company’s investment portfolio. Additionally, leverage has a recurring direct annual cost to the Company.

The Company employs the use of leverage through its issuance on September 24, 2003, via an underwritten offering, of its Preferred Stock. The Preferred Stock has a liquidation preference of $25 per share plus accumulated and unpaid dividends to the date of redemption. The Company can otherwise employ leverage in the management of the portfolio but has thus far not done so.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

There are 7,601,553 shares of $25 per share Preferred Stock outstanding having a total liquidation preference of $190,038,825. The aggregate annual amount of the four quarterly dividend payments is $11,307,310. The Company has approximately $1.5 billion in gross portfolio assets as of December 31, 2024. Therefore, the total portfolio would be required to generate an annual return of approximately 0.74% to cover the annual dividend payments on the Preferred Stock.

The information below is designed to illustrate the effects of leverage through the use of senior securities under the Investment Company Act of 1940.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Company may vary and could be significantly higher or lower than the rates used for the example below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholders:	(12.45)%	(6.68)%	(0.92)%	4.85%	10.62%

Return to Common Stockholders (above) is composed of three elements:

•The dividends and distributions paid to and reinvested by the holders of the common stock of the Company.

•Other realized and unrealized gains or losses in the value of the portfolio securities and other assets and liabilities of the Company not distributed to common shareholders.

•The cost of leverage of the Company, which consists of the preferred stock dividend described above, which is $11,307,310 or 0.83% of the average net assets of the common shareholders during the year.

As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses/ depreciation than to enjoy capital gains/appreciation. For example, to achieve a total return of 0.00%, the Company must assume that gross income on its investments is entirely offset by Company expenses and losses in the value of those investments.

Structural, Operating and Employee Related Risks

The Company operates as an internally managed closed-end fund (i.e., the management, advisory and administrative functions are performed by individuals directly employed by and “resident” within the Company; not a contractual service provider or external management/advisory firm) and the Company and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Company. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns at, the Company, its custodian and accounting agent, pricing and data vendors, transfer agent, and/or other third-party service providers may adversely impact the Company and its shareholders. For instance, cyberattacks or other operational issues may interfere with the processing of shareholder transactions, impact the Company’s ability to calculate its NAV, cause the release of private shareholder information or confidential Company information, impede trading, cause reputational damage, and subject the Company to regulatory fines, penalties or financial losses, reimbursement, other compensation costs, and/or additional compliance costs. The Company also may incur substantial costs for cybersecurity risk management to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks, but unintentional events may have similar effects to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Company invests, which could result in material adverse consequences for such issuers and may cause the Company’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Company could affect such a counterparty’s ability to meet its obligations to the Company, which may result in losses to the Company and its shareholders. In addition, the adoption of partial work-from-home arrangements by the Company and/or its service providers due to the COVID-19 pandemic earlier this decade could increase all of the above risks, create additional data and information accessibility concerns, and make the Company and/or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Company or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Company does not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Company.

The Company is exposed to operational risks arising from several factors, including, but not limited to: human error; processing and communication errors; errors of the Company’s service providers, counterparties, or other third-parties; failed or inadequate processes and/or technology; or systems failures. The Company seeks to reduce these operational

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

The Company is dependent upon key and a limited number of personnel. Jeffrey W. Priest serves as a President, Chief Executive Officer, and the portfolio manager of the Company. The Company is dependent upon the expertise of Mr. Priest in providing investment advice and management with respect to the Company’s investments. If the Company were to lose the services of Mr. Priest, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Priest in the event of his death, resignation, retirement, or inability to act on behalf of the Company.

Misconduct or misrepresentations by employees of the Company or its service providers could cause significant losses to the Company. Employee misconduct may include binding the Company to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Company’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm. Despite the Company’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Company’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Company will identify or prevent any such misconduct.

The Company has a long-term lease commitment which expires in the fourth quarter of 2028 with aggregate rental payments of approximately $6,437,500.

The Company has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans and funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. As a result of the terms of these plans and applicable generally accepted accounting principles pertaining thereto, the Company may be required to increase expenses and write-up the associated liabilities of these plans in its accounting records under varying circumstances. In the case of the pension plan, if interest rates decline, stock prices decline, or there are significant declines in mortality, among other factors, additional projected expenses and accrued liabilities may be required to be recorded in the Company’s financial statements to reflect those events. In the case of the supplemental thrift plan, a greater expense and accrued liability will be recorded as the Company’s stock price increases and the associated unfunded liability of the supplemental thrift plan increases.

Certain provisions in the Company’s Restated Certificate of Incorporation or By-Laws include provisions that could limit the ability of other entities or persons to merge it or to consolidate it with an open-end fund, to dissolve the Company, to sell all or substantially all of the assets of the Company, or to make the common stock of the Company a redeemable security. These provisions could have the effect of depriving common stockholders of opportunities to sell their common stock at a premium over the then-current market price of the Company’s common stock.

Governmental, Political, Regulatory and Compliance Risks

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Company invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Company is regulated. Such legislation, regulation or other government action could limit or preclude the Company’s ability to achieve its investment objectives and affect the Company’s performance.

Political, social, or financial instability; civil unrest; and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments, and/or international institutions that could negatively affect the Company’s investments in issuers located in, doing business in, or with assets in such countries.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code, as amended, and intends each year to qualify and be eligible to be treated as such. If the Company qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Company distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Company intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Company to qualify as a RIC in any taxable year, the Company must meet certain asset diversification tests and at least 90% of its gross income for such year must represent qualifying income. If for any taxable year the Company were to fail to meet the income or diversification tests described above, the Company could in some cases cure the failure, including by paying a tax and, in the case of a diversification test failure, disposing of certain assets. The Company’s investments therefore may be limited by the Company’s intention to qualify as a RIC and may bear on

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

the Company’s ability to so qualify. If the Company were ineligible to or otherwise failed to qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Company to income tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Company’s current or accumulated earnings and profits.

The Company is registered under the Investment Company Act of 1940 and is subject to many requirements pursuant to its registration with the Securities and Exchange Commission and associated regulation (e.g., Securities Act of 1933, Securities Exchange Act of 1934, Regulation S-X, Regulation S-K, etc.). Violation of the above and other rules and regulations, unintended or otherwise, could result in additional regulation of the Company, enforcement actions by regulators, limitations on the Company’s ability to operate as described above, and/or fines, penalties and other forms of financial impairment. The above could severely limit or preclude the Company’s ability to achieve its investment objectives, affect the Company’s performance, or limit the Company’s ability to operate as intended.

OFFICERS

General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years

Jeffrey W. Priest (62) 2010	President of the Company since 2012 and Chief Executive Officer since 2013
Anang K. Majmudar (50) 2012	Senior Vice-President of the Company since 2019 (general industries)
Eugene S. Stark (66) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006
Craig A. Grassi (56) 1991	Vice-President of the Company since 2013, securities analyst and information technology

Name (age) Employee Since	Principal Occupation During Past 5 Years

Liron Kronzon (55) 2016	Vice-President of the Company since 2019, securities analyst (general industries)

Sally A. Lynch, Ph.D. (65) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)
Samantha X. Jin (50) 2018	Treasurer of the Company and Principal Accounting Officer since 2019
Connie A. Santa Maria (51) 2015	Corporate Secretary of the Company effective 2024, Assistant Corporate Secretary of the Company 2019-2023, Human Resources/Benefits Manager

All information is as of December 31, 2024, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office.

service organizations

counsel

Sullivan & Cromwell LLP

independent auditors

Ernst & Young LLP

custodian and accounting agent

State Street Bank and
Trust Company

transfer agent and registrar

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

1-800-413-5499

www.equiniti.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 to Financial Statements. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2024 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files three Monthly Portfolio Investments Reports (Form N-PORT) with the Securities and Exchange Commission (“SEC”) as of the end of each calendar quarter. The Company’s Forms N-PORT are available on the SEC’s website: www.sec.gov. Copies of Forms N-PORT may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 9, 2024, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

General American Investors

DIRECTORS

General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (60) 1995	Founder and Managing Member Diaz & Altschul Capital Management, LLC (investment advisory) Chairman and Chief Executive Officer Overbrook Management Corporation (investment advisory)	Child Mind Institute, Director Overbrook Foundation, Vice-Chair & Treasurer

Rodney B. Berens (79) 2007	Partner and Co-Chief Investment Officer Berens Global Value Fund (2018-2021; investment advisory)	The Morgan Library and Museum, Life Trustee The Woods Hole Oceanographic Institute, Life Trustee Upwell, Director and Chairman of Audit Committee

Spencer Davidson (82) 1995	Chairman of the Board of Company

Clara E. Del Villar (66) 2017	Founder, Schola Labs (2023; educational software) Executive Director, Senior Initiatives Program FreedomWorks Foundation (2018-2023; non-profit)	Tribeca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (79) 1986	Registered Attorney N.Y. State Unified Court System (retired)

Betsy F. Gotbaum (86) 2010	Executive Director Citizens Union (since 2017; non-profit democratic reform)	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Rose P. Lynch (74) 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Savannah Sachs (38) 2020	Chief Executive Officer Eighth Day (2024; skincare) Chief Executive Officer Tula Skincare/Tula Life Inc. (2018-2023; skincare and wellness)

Henry R. Schirmer (60) 2015	Chief Family Ownership Officer COFRA Holding AG (2024; Private Equity/Real Estate) Chief Financial Officer and Member of Executive Board Randstad (2018-2023; human resources)

Interested Director
Jeffrey W. Priest (62) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2024.

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2024 and 2023 were $208,885 and $202,800, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2024 and 2023 were $40,785 and $39,600 respectively. Such services and related fees for 2024 and 2023 included: review of quarterly employee security transactions and issuance of report thereon $38,365 and $37,250, respectively) and other audit-related services $2,420 and $2,350, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2024 and 2023 were $27,985 and $27,170, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2024 and 2023.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2024 and 2023 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2024 and 2023 were $68,770 and $66,770, respectively.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Clara E. Del Villar, Savannah Sachs, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(1) Not applicable.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

(1) Not applicable.

(2) Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) As of December 31, 2024 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2024	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	140,481	$41.6449	140,481	1,032,046
08/01-08/31	63,471	41.5105	63,471	968,575
09/01-09/30	91,791	41.6360	91,791	876,784
10/01-10/31	37,692	41.0706	37,692	839,092
11/01-11/30	65,124	41.4485	65,124	773,968
12/01-12/31	152,871	41.9219	152,871	621,097
Total for the period	551,430		551,430

Note-The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2024, there were 1,172,527 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2024, there were 621,097 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2024	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	—	—	—	1,601,553
08/01-08/31	—	—	—	1,601,553
09/01-09/30	—	—	—	1,601,553
10/01-10/31	—	—	—	1,601,553
11/01-11/30	—	—	—	1,601,553
12/01-12/31	—	—	—	1,601,553
Total for the period	—		—

Note-The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, July 1, 2024, there were 1,601,553 shares available for repurchase under such authorization. As of the end of the period, December 31, 2024, there were 1,601,553 shares available for repurchase under this program.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 24, 2025.

ITEM 16. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2024, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2024, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(a)(4) There were no changes in independent public accountants.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 14, 2025

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 14, 2025